Exhibit 99.1

Investor Presentation New Marlborough 2.0 MWh Storage System Shoppers World 1.7 MW Solar System Leading the Clean Energy Transition January 2022 ALTUS POWER RENEWABLE ENERGY

Disclaimer DISCLAIMER AND FORWARD LOOKING STATEMENTS This presentation (this “Presentation”) is being delivered to you by Altus Power, Inc. (“Altus Power”). This Presentation was prepared for informational purposes only. This Presentation is for strategic discussion purposes only and does not constitute an offer to purchase nor a solicitation of an offer to sell shares of Altus Power or any successor entity, nor does it constitute the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No Representations and Warranties This Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Altus Power or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of an investment in the securities of Altus Power and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Altus Power disclaims any duty to update the information contained in this Presentation. Forward-Looking Statements This presentation and the accompanying oral presentation include express and implied “forward-looking statements” within the meaning of the private Securities Litigation Reform Act of 1995. These “forward-looking statements” may include statements regarding Altus Power’s and its management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “budget”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Altus Power’s current expectations and beliefs concerning future developments and their potential effects Altus Power or any successor entity. There can be no assurance that the future developments affecting Altus Power or any successor entity will be those that they have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Altus Power’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that could cause Altus Power’s actual results to differ materially from those described in the forward-looking statements can be found in Altus Power’s Registration Statement on From S-1 which has been filed with the Securities and Exchange Commission [and is available on Altus Power’s website (https://investors.altuspower.com/financials/sec-filings/default.aspx), and on the Securities and Exchange Commission’s website (www.sec.gov). Altus Power does not undertake to update any forward-looking statements. Trademarks All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Altus Power’s uses thereof do not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Altus Power. Industry and Market Data In this Presentation, Altus Power relies on and refers to publicly available information and statistics regarding market participants in the sectors in which Altus Power competes and other industry data. Any comparison of Altus Power to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Altus Power. Altus Power obtained this information and these statistics from third-party sources, including reports by market research firms and company filings. While Altus Power believes such third-party information is reliable, there can be no assurances as to the accuracy or completeness of the indicated information. Altus Power has not independently verified the information provided by the third party sources. Accordingly, neither Altus Power nor any of its affiliates or advisors makes any representations as to the accuracy or completeness of these data. 2

Market Leading Clean Electrification Company Altus Power is the only public, pure play commercial and industrial-focused clean electrification company in the U.S. Serving Customers Altus Owns Assets Across the U.S. Founder led, fully aligned End-to-end servicing capabilities management team with significant satisfy broad corporate and public experience operating a full sector demand for the transition to the electrification platform clean energy ecosystem Long-term customer contracts Blackstone and CBRE have and existing assets are expected to significant ownership stakes and provide recurring revenues and board representation EBITDA We believe we outmaneuver Total addressable market > $400 billion, competitors with flexible and attractive Including solar, EV charging, and capital, with innovative approach battery storage customer demand to deal structuring for customers Operating Projects Altus Power Presence Source: BloombergNEF, WoodMac. 3

Founder-Led Management Team Gregg Felton • Retired Partner at Goldman Sachs • Founder and Chief Investment Officer of Credit Alternatives Platform at Goldman Sachs Asset Co-Founder, C o-CEO & Director Management; Oversaw $5+ billion in funds • Former Principal and Managing Director at Cohen & Company Lars Norell - Served as Head of C apital Markets and subsequently led the Alternative Assets effort Co-Founder, Co-CEO & Director • Former Managing Director and Co-Head of U.S. Structured Credit Products at Merrill Lynch Tony Savino Solar Systems Co-Founder, Chief Construction • Former Co-Founder of Sound Officer • Completed over 500 solar and commercial construction projects Dustin Weber • Has led Altus finance and accounting team since 2013 Chief Financial Officer • Former Energy Analyst at Torus Capital Sophia Lee • Deputy General Counsel, Liquidnet; General Counsel, IEX Chief Legal Officer • Program Fellow in the Law and Economics of Capital Markets, Columbia Law School Julia Sears • Former Head of Risk Management and FinQloud Solutions at NASDAQ OMX Chief Digital Officer • Development Executive of B2B/B2C Development and Client Experience at TIAA Melissa Boulan • Chief of Staff for Goldman Sachs Special Situations Group and Principal Investment Area Chief People Officer • Head of Human Resources at Viking Global Investors • Senior Vice President of Sales & Development at REC Solar; Vice President of Operations at Dan Alcombright SunEdison 4 Chief Platform Officer • Most recently the Managing Director, Growth Implementation at Duke Energy ALTUSPOWER RENEWABLE ENERGY Sachs Cox ALTUSPOWER Cohen & Co RENEWABLE ENERGY MERRILL Es A BANK OF AMCICA COMPAN sound solar systems doc ALTUSPOWER RENEWABLE ENERGY or ALTUSPOWER RENEWABLE ENERGY A iex Liquidnet OTIAA N Nasdaq Viking DUKE ENERGY SunEdison 4

What Altus Power Does ✓ Altus Power is a one-stop shop for commercial, industrial, municipal, and community solar customers on their clean energy transition, generating value at each step ✓ Customer relationships start with hosting on-site distributed generation and extend to the larger energy transition ecosystem supplied by Altus Power C&I Solar Community Solar Car Canopy Structure Energy Storage EV Charging Altus Power aims to convert on this massive market opportunity 5

Altus Power is the Leader in C&I Solar

- ✓ Commercial & Industrial solar generation utilizes onsite solar arrays to provide power to retail, office, logistics, and other business-oriented facilities
- ✓ Altus Power delivers power under long-term, take-or-pay power purchase agreements (PPAs) to C&I customers - at lower cost than the grid
- ✓ Systems can be tailored to the requirements of the site – in terms of size, storage, and other offerings, such as EV charging
- ✓ Technology improvements expected to enable solar to capture 65% of the total corporate renewable market through 2030
- ✓ Currently, only ~5% of the C&I solar market is being addressed

U.S. Cumulative C&I Solar Installed Capacity by Year
(GW)


2020 – 2030 Capacity increase: ~290%
17
19
22
25
27
30
33
36
40
44
48
2020
2021E
2022E
2023E
2024E
2025E
2026E
2027E
2028E
2029E
2030E

Altus Power pursues growth in the C&I solar segment through both end-to-end project development and operation, as well as acquisition of existing high-quality assets across the U.S.

Source: WoodMac, Generation 180, Environment America, Environmental Leader, IHS Markit, RE100, World Resource Institute.
1. Sourcing methods used by RE100 members, 2020 Annual Report.

6

Altus Power Leases Commercial Roofs to Build Community Solar

- ✓ Large C&I rooftops can be leased by Altus Power long-term, creating lease revenue for the owner and permitting Altus Power to construct Community Solar assets
- ✓ The clean power can be sold to local communities, corporate employees, and customers
- ✓ Altus Power allows customers to move across town and take their "virtual clean energy system" with them
- ✓ Community Solar is available in multiple states and scheduled to be introduced in many more


Community Customers Count
176
261
457
540
2,124
5,000 +
2015
2016
2017
2018
2019
2020


Meadow 4.0 MW Solar System

Altus Power can provide corporate employees and customers with clean energy and full energy transition solutions for their homes


EV Charging
Energy Storage

7

Storage Capabilities are Transforming Electrification
Capacity Growth
U.S. Battery Storage Capacity Installations
(GWh) 54
44
34
27
2020 – 2030E CAGR: ~49% 21
16 12
5 8
1 2
2020 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E
Residential Commercial
Projected Storage Cost
4-Hour Battery System Projected Cost Reduction
($/kWh)
400
345 350 316
290 300 264 250 238
212
/kWh 199
200 184 $ 170 157 143
2020 150 100 50 0
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Year
Source: BloombergNEF and https://www.nrel.gov/docs/fy21osti/79236.pdf
Households and commercial buildings may consume up to
54 GWh of storage capacity by 2030
FERC order allowing storage resources to participate in the wholesale market is expected to buoy renewable-plus-storage investments
Batteries value is “stackable” o Emergency backup power / energy resiliency o Reduce demand charges o Provide system capacity o Add value to solar standalone projects
✓ We intend that most of Altus’ facilities will eventually include storage technologies because of declining costs
8

Unrivaled Partnerships: CBRE and Blackstone

CBRE + Blackstone

	CBRE	Blackstone
Human Capital Investment	~450-person energy + sustainability team	> 30-person Environmental, Social, Governance team
Owned and Managed Square Footage	~7 billion square feet globally	Largest owner of commercial real estate globally
Common Stock in Altus Power[1]	~14%	~19%

Altus is leveraging customers and partners through CBRE and Blackstone, which provides an abundant pipeline of potential customers seeking decarbonization solutions

1. Ownership is percentage of class A common stock outstanding as of 1/12/2022

9

CBRE Partnership
CBRE’s existing footprint provides significant expansion opportunities throughout the country
Altus Power Assets Across the Nation CBRE National Footprint2
Operating Projects
Altus Power Presence
Shirley Landfill 1.4 MW Solar System
1. Includes CBRE properties managed on behalf of third parties. 10

Blackstone Partnership and Case Study

Largest owner of commercial real estate globally[1] with over **7,500 real estate holdings**

~1.2+ Billion Square Feet of Commercial Real Estate Globally

New Jersey Community Solar Projects

- ✓ Altus entered the NJ Community Solar Pilot Program in partnership with Blackstone Real Estate Logistics
- ✓ Altus was awarded 35 MWs under the program, representing 22% of total program capacity
- ✓ Projects will serve ~10,000 customers with a majority of the discounted clean power allocated to historically underserved communities in the state
- ✓ Projects are designed to include EV charging

Portfolio of Buildings

- ✓ No investment or ongoing cost to client
- ✓ Provides long-term hedge against electrical market volatility
- ✓ Clean energy to support decarbonization goals
- ✓ Easily replicable solution for nearly any other client
- ✓ 10 – 15% reduction in energy costs compared to the grid


Meadow 4.0 MW Solar System

11

1. Largest owner based on estimated market value per Real Capital Analytics, as of June 30, 2021. Excludes governmental entities and religious organizations.

Long-Term Contracts Create “Stackable” Revenue Opportunity “Land and expand” strategy leverages existing, high-quality customer base1 for transformational growth .... providing the opportunity to increase revenue per customer ... combined with accelerating Incumbent position Long-term partner with electrification product remaining ~18-year produces stackable and services demand... average contract life... revenue opportunity: Spartan 10.0 MW Solar System ✓ Energy storage ✓ EV charging services 12 1 Altus Power has had zero commercial customer defaults in the company’s entire operating history

Seamless, End-to-End Service for its Customers Engineering, Procurement, Sales Contracts Financing Operations & Maintenance & Construction ï,„ Altus Power uses in-house ï,„ Standardization of ï,„ Construction ï,„ Flexible financing ï,„ Proprietary GAIA software origination and contracts drives high management approach structure supports wide platform provides development staff as well transaction velocity and focused on system design array of project multiple solutions by as external partners to faster time to close of while leveraging characteristics and utilizing data analytics source new customers deals with certainty of subcontractors enables scalability throughout full customer ï,„ Playbook for executionï,„ï,„ lifecycle Dedicated in-house team Market leader, achieving demonstrating customer ï,„ Extensive diligence of provides O&M and one of the first ï,„ In-house asset value proposition and counterparties, utility servicing functions, investment grade rated management through creating repeat customers programs, construction enabling efficient asset C&I scalable securitization system life timelines, and tax risk monitoring, billing, and facilities ï,„ CBRE and Blackstone to recording functions and provide attractive referral ï,„ Trusted partner and experienced deal team system performance opportunities via optimization strategic partnerships Commercial Operating Origination Operation Date Life Altus Power’s playbook combines standardized contracts with financial flexibility and data analytics to provide a superior and seamless customer experience, establishing Altus Power as a trusted partner 13

Well-Defined Origination Channels Driving Growth 1 Existing Channel Partners In-House development team and national network of local development partners 5 2 Blackstone Real Digital Origination Estate Platform Strategic partnership Digital capabilities enhance with Blackstone provides growth from both existing strong development and prospective customers pipeline 4 3 Peer Take-Outs Significant pipeline of operating CBRE projects from intermediaries Enhanced origination who value Altus for expertise opportunities with and execution certainty 14

Altus Power’s Pipeline Provides Visibility into its Forecast Key Figures Current Pipeline Composition 900+MW Pipeline Supports Financial Forecast ✓900+ MW actionable pipeline ✓ Diverse group of off-takers New 24% Community 17% ✓ Over 45 distinct development Existing Commercial & opportunities pipeline does Referral 16% Community 23% not include ✓ Project size ranges from 1 MW – potential 10+ MW development Existing ✓ Pipeline projects located across relationship Commercial opportunities & Blackstone 60% from the CBRE 18 states 60% partnership Deal Source Customer Type 15

Financial Highlights ✓ Long-term contracted revenues • Existing EBITDA positive business supported by long-term contracted revenues • 20-year standard contract term with recontracting mechanism • 80%+ investment grade1 quality counterparties; Zero commercial customer defaults in Altus Power’s operating history ✓ Low customer acquisition cost • Blackstone and CBRE strategic partnerships offer immediate access to a large, diversified customer base seeking clean energy • National developer base with local expertise in sourcing new customers • Repeat customers and strong referral network ✓ Robust growth profile • Strong, identified 2022 and 2023 pipeline • Partnerships that yield systematic growth • Sponsorship through CBRE and Blackstone offer their vast resources (portfolio companies, technologies, relationships, etc.) ✓ Scalable financing structure • Flexible, competitive, and scalable credit facilities through Blackstone Insurance and Fifth Third • Tax equity relationships and partnerships, ready for additional deployment ✓ New products complimenting core solar offerings • Energy storage augments the traditional solar offering, improving the customer value proposition and creating a larger addressable market • Electric vehicle charging is expected to grow significantly over the next 10 years, and the industry is focusing on clean charging ✓ Ongoing Reporting • Altus Power reaffirms its prior guidance as to 2021E adjusted EBITDA • Altus Power intends to report financial results in March 2022, including 2021 actuals and updated annual guidance at that time 16 1. Investment grade includes 680+ prime FICO borrower. Representative of 347 MWs. Where Moody’s rating is not available, S&P equivalent rating is taken. May include related party, affiliate or Moody’s risk shadow rating, at the time of underwriting.

Appendix

Board of Directors Goldman Sachs Gregg Felton Co-CEO & Director ALTUSPOWER RENEWABLE ENERGY Cohen & Co Lars Norell Co-CEO & Director ALTUSPOWER RENEWABLE ENERGY MERRILL A BANK OF AMERICA COMPANY BAIN & COMPANY Christine Detrick Non-Executive Board Chair KEARNEY (Independent) Richard Peretz Audit Chair ups (Independent) Sharon Daley Director Blackstone (Independent)Sarah Coyne KKR Director (Independent) VAC ValueAct Capital Bill Concannon CBRE CRACharks River Director Trammell Crow Company QO Goldman Sachs Associates Rob Horn Director (Independent) Blackstone CREDIT SUISSE • Retired Partner at Goldman Sachs • Founder and Chief Investment Officer of Credit Alternatives Platform at Goldman Sachs Asset Management; Oversaw $5+ billion in funds • Former Principal and Managing Director at Cohen & Company—Served as Head of Capital Markets and subsequently led the Alternative Assets effort• Former Managing Director and Co-Head of U.S. Structured Credit Products at Merrill Lynch • Over 35 years of experience leading and advising Financial Services companies and investors with prior experience on multiple public company boards • Former Director, Head of the Americas Financial Services Practice, and Senior Advisor at Bain & Company • Over 35 years of experience leading global accounting, finance, and operations teams with prior experience on company boards • Former CFO of United Parcel Service (UPS), currently serving on the Board of Electric Last Mile, an EV company, Tribe Capital Growth Corp. • Assists Blackstone portfolio companies with C-suite leadership assessment, coaching and development • 34-year career in a variety of senior human resources roles at General Electric • Current Vice President at ValueAct Capital • Formerly worked in finance and investment banking roles at KKR & Co, Inc. & Goldman Sachs & Co. LLC • CBRE’s Global President, Clients and Business Partners and CEO of CBRE Acquisition Holdings • As CEO of CBRE’s Global Workplace Solutions, he oversaw a global business that grew to achieve 2020 revenue of $15.3 billion • Lead Independent Director, Board of Directors of Charles River Associates (NASDAQ: CRAI) • Leads investment activities in renewable energy and sustainable resources • Member of Blackstone’s ESG committee • Member of investment committee for all Blackstone Credit Private Funds

Elite Sponsor Support from Blackstone

Blackstone Advantage

- ✓ One of the world's largest alternative investment managers
- ✓ 30+ year investment track record
- ✓ $731 billion in AUM[1]



Real Estate
$230Bn
Private Equity
$153Bn
$34Bn
Tactical Opps
$45Bn
Strategic Partners
$188Bn
Credit & Insurance[2]
$81Bn
Blackstone Alternative Assets Mgmt

Key Highlights

- Long-standing partnership with Altus Power since **initial capital investment of $125mm[3] in 2014**
  - Completed an $850mm recapitalization of the company in November 2019, positioning Altus Power for future growth
- **Largest owner of commercial real estate** globally[4] with $230 billion AUM across 5 sectors and over **7,500 real estate holdings**
- **Targeting 15% emissions reduction** across controlled portfolio covering multiple industries and geographies
- Led **one of the first investment grade rated credit facilities** for distributed solar with Altus Power
- **Largest institutional shareholder of Altus Power** pro forma with board representation

1. As of 2Q 2021.
2. Credit AUM is a combined figure that includes Blackstone Credit (BXC), Harvest Fund Advisors (Harvest) and Blackstone Insurance Solutions (BIS) businesses.
3. Investment made by Franklin Square Funds, which were funds previously sub-advised by Blackstone affiliates. The sub-advisory relationship with Franklin Square concluded effective April 9, 2018.
4. Largest owner based on estimated market value per Real Capital Analytics, as of June 30, 2021. Excludes governmental entities and religious organizations.

19

CBRE has Differentiated Scale and a Truly Global Platform

~500 offices
Serving clients in **100+** countries

#122
2021 Fortune 500

~100,000
employees

Dow Jones Sustainability World Index (2019, 2020)

~7 billion
square feet of real estate managed

90%
of Fortune 100 are CBRE clients

~$24 billion
2020 Revenue

Largest Manager of Data Centers

~100 Acquisitions & Investments ($4.2 billion)
since December 2012

$8 billion
utility spend managed annually

CBRE is the world's largest commercial real estate services firm

Advisory Services	Global Workplace Solutions	Real Estate Investments
Leading global capital markets and leasing advisor	Global leader in real estate facilities management, a market forecast to grow to **$1.9 trillion** by 2024[1]	Experienced principal investor with **$124.5Bn**[2] AUM & largest commercial developer in United States

First-rate market intelligence & data analytics to propel Altus Power

- Utilization of proprietary global data of real estate properties
- Artificial intelligence & machine learning to identify optimal properties
- CBRE employs 100+ trusted energy optimization managers for key corporate decision-makers

1. Per McKinsey & Company: Six Emerging Trends in Facilities Management Sourcing dated Nov 15, 2019.
2. As of 1Q 2021.

20

Altus Power has Developed a Diversified Asset Base


Regional Footprint
South
4%
West
34%
Northeast
62%


PPA Breakdown
Wholesale Rate
3%
Retail Rate
Index
22%
Fixed
45%
Utility Tariff
Index
30%

- Blue-chip customer base and high-quality counterparties with a weighted average offtaker rating of A1
- ~65% of assets have a 1 – 4% PPA escalator
- Average remaining contract life of ~18 years[1]

- By focusing on a diversified customer base, Altus Power has achieved significant growth while remaining cash flow positive
- C&I customer growth CAGR of ~60% and residential customer growth CAGR of ~95%, from 2015 – 2020
- Operates across 18 states and entered 3 new markets since 2019, expanding geographic presence

- Altus Power built its business on standardization of contracts and PPAs
- Conveys the value of standardization to the customer, without losing flexibility
- New contracts benefit from potential rising retail electricity rates
- Downside risk mitigated through contract floor pricing

21

Altus Power’s Attractive Portfolio Profile Canopy 5% Community 13% C&I 33% Utility 20% Rooftop Ground Mount 45% 50% Municipal 34% Non-IG 2% 680+FICO 10% Not Rated 17% Investment Grade 71% C&I Solar Value Proposition Install Type Asset by Offtaker ✓Direct relationships with customers and strong return on invested capital ✓Longer term contracts (~20 years) with high probability of re-contracting ✓Scalable business with real operating leverage ✓Attractive cash flow profile given diversity of projects and off-takers ✓Systems, brand equity, and structure are sources of competitive advantage Offtaker Credit Rating1 (MW) ✓Scale required to access attractive debt and tax equity financing ✓Fragmented industry with path to accretive consolidation Altus Power has had zero commercial customer defaults in the company’s 10-year operating history 22 1. Where Moody’s rating is not available, S&P equivalent rating is taken. May include related party, affiliate or Moody’s risk

Capital Structure Overview Proven Financing Relationships Illustrative New Build Funding Mix Equity 8% $503mm1 Scalable Term Securitization Facilities led by Blackstone Tax Equity 27% Financing Facility 65% $200mm1 Committed Construction-to-Term Facility Led by Fifth Third Equity 8% Tax Equity 27% Financing Facility 65% Available Capital at Attractive Rates ✓Term securitization facilities with fixed, 3.51% interest rate ✓One of the 1st Rated C&I Solar Securitization – Investment Grade Rating Tax Equity Partnerships with Banks, Corporates, and ✓Altus Power efficiently monetizes solar investment tax credits through Syndicates committed tax equity partners Altus Power has a proven asset financing strategy leading to a sustainable competitive advantage 1. As of January 7, 2022 23